UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2009

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

New York	13-3238402
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

810 Seventh Avenue New York, New York (Address of principal executive offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: 212-739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁭	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Comverse Technology, Inc. (the “Company”) is presently in the process of restating its previously issued financial statements.

At January 31, 2009, the end of the Company’s fiscal year, the Company had consolidated cash, cash equivalents, short-term investments, and bank time deposits of approximately $1.3 billion. This figure does not include auction rate securities (ARS) totaling $0.2 billion in original face value, currently valued at $0.1 billion. During the fiscal year and six months ended January 31, 2009, the Company incurred expenses of approximately $70 million and $34 million, respectively, in connection with investigations by a Special Committee of the Company’s Board of Directors relating to certain accounting matters and activities relating to the restatement of the Company’s historical financial statements.

At January 31, 2009, the Company had consolidated debt of approximately $1.0 billion, consisting of approximately $420 million in aggregate principal amount outstanding of the Company’s convertible debt securities due May 15, 2023 and long-term debt of the Company’s subsidiary, Verint Systems Inc. (“Verint”), consisting of $610 million in aggregate principal amount outstanding under a seven-year term loan facility that matures on May 25, 2014 and $15 million in six-year outstanding revolving bank debt that matures on May 25, 2013.

The holders of approximately $417 million in aggregate principal amount the Company’s convertible debt securities have the right to require the Company to repurchase any or all of such securities at a purchase price equal to the principal amount thereof on May 15, 2009. In addition, the holders of all of the Company’s convertible debt securities have the right to require the Company to repurchase any or all of such securities at a purchase price equal to the principal amount thereof on each of May 15, 2013 and May 15, 2018.

The Company owns approximately 57% of the outstanding common stock of Verint, holds $293 million of Verint convertible preferred stock, and owns approximately 68% of the outstanding common stock of Ulticom, Inc.

The Company continues to focus on its accounting restatement, operational performance and strategic actions with the overriding objective of maximizing shareholder value. As a result of the restatement process, the information presented herein is preliminary, unaudited and subject to adjustments, which may be material.

In accordance with General Instruction B.2., the foregoing information is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information disclosed under Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

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Internal Investigation: The Audit Committee of the Board of Directors of the Company is conducting an internal investigation of certain payments made from 2001 through 2007 by individuals in foreign jurisdictions in connection with the sale of certain products. The payments were made in contravention of the Company’s stated policies, and certain of the payments may have been made in violation of the laws of the United States and other countries. The Audit Committee believes that the conduct at issue does not involve current executive officers of the Company. In addition, a review is being undertaken of the Company’s existing and prior arrangements with consultants and agents with a view toward determining whether such arrangements are consistent with Company policies and applicable laws.

The Company has voluntarily contacted the Securities Exchange Commission (the “SEC”) and United States Department of Justice (the “DOJ”) to advise both agencies that an internal investigation is underway. The Company will provide additional information to the SEC and the DOJ, and will cooperate fully with any review or investigation of these matters by such agencies.

The Company believes that the aggregate amount of the payments in question are, from a financial standpoint, immaterial to the Company.

Letter to Employees:On March 16, 2009, the President and Chief Executive Officer of Comverse Technology, Inc. (the “Company”) issued a letter to employees of the Company and its subsidiary, Comverse, Inc. A copy of the letter is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In accordance with General Instruction B.2., the foregoing information is furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information disclosed under Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

This Current Report on Form 8-K contains “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that any forward-looking statements will be achieved. Important factors that could affect the statements contained herein include: the results of the Audit Committee’s investigation of certain potentially unlawful payments made in connection with sales of products; the results of the investigation of the Special Committee of the Board of Directors concluded on January 28, 2008, of matters relating to the Company’s stock option grant practices and other accounting matters; the impact of any restatement of financial statements of the Company or other actions that may be taken or required as a result of such investigations or as result of the Company’s evaluation of the application of Generally Accepted Accounting Principles in connection with the recognition of revenue; the Company’s inability to file reports with the Securities and Exchange Commission; risks of litigation (including the pending securities class action and derivative lawsuits and any potential civil injunctive action by the Securities and Exchange Commission) and of governmental investigations or proceedings arising out of or related to the Company’s investigation of potentially unlawful payments, stock option practices or any other accounting irregularities or any restatement of the financial statements of the Company,

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including the direct and indirect costs of such investigations and restatement. The Company undertakes no commitment to update or revise forward-looking statements except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit No.	Description
99.1	Letter to Employees dated March 16, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

Date: March 16, 2009	By:	/s/ Andre Dahan
	Name:	Andre Dahan
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to Employees dated March 16, 2009

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